UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Hepion Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Hepion Pharmaceuticals, Inc. will be held on June 22, 2023, at 9:00 a.m. EDT at the Company’s offices located at

399 Thornall St., Edison, New Jersey 08837

PROXY STATEMENT AND 2022 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT:

https://annualgeneralmeetings.com/hepa2023

Dear Stockholder:

The Annual Meeting of Stockholders of Hepion Pharmaceuticals, Inc. has been called to consider and act upon the following matters:

Proposal 1: Election of seven (7) Directors;

Proposal 2: Ratification of BDO USA, LLP as Hepion Pharmaceuticals’ independent registered public accountants for fiscal year ending December 31, 2023;

Proposal 3: Approve the Company’s 2023 Omnibus Equity Incentive Plan.; and

Proposal 4: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Our Board of Directors recommends a vote “FOR” all nominees listed in proposal 1 and “FOR” proposals 2, 3 and 4.

You are receiving this communication because you hold shares in the company named above. Complete proxy materials, including the proxy card, are available to you on-line at https://annualgeneralmeetings.com/hepa2023 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person. Please check the meeting materials for any special requirements for meeting attendance and how to obtain directions to the meeting.

Control Number:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 22, 2023:

(1)	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)	The Proxy Statement and 2022 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/hepa2023

(3)	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 8, 2023 to facilitate timely delivery.

To request a paper copy of these items:

•	Call our toll-free number – 1-800-785-3033; or
•	Visit our website at https://annualgeneralmeetings.com/hepa2023; or
•	Send us an e-mail at cs@pacificstocktransfer.com

Please clearly identify the items you are requesting; Hepion Pharmaceuticals, Inc., and your name along with the Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed.

By Order of the Board of Directors

/s/ Gary S. Jacob
Chairman

Control Number:

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX HEPION PHARMACEUTICALS, INC. 2023 Annual Meeting Vote by June 21, 2023 11:59 PM ET You invested in HEPION PHARMACEUTICALS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 22, 2023. View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 08, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 22, 2023 9:00 AM EDT 399 Thornall St Edison, NJ 08837

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. HEPION PHARMACEUTICALS, INC. 2023 Annual Meeting Vote by June 21, 2023 11:59 PM ET 1. Election of Directors Nominees: 1A Gary S. Jacob, Ph.D For 1B Robert Foster, Ph.D For 1C John P. Brancaccio For 1D Timothy Block, Ph.D. For 1E Petrus Wijingaard, Ph.D For 1F Kaouthar Lbiati, M.D. For 1G Anand Reddi For 2 Proposal to ratify BDO USA, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2023. For 3 Proposal to approve the Company's 2023 Omnibus Equity Incentive Plan. For 4 Proposal to approve , on an advisory basis, the compensation of the Company's named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.